UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2015

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 North Galayda Street

Houston, TX 77086

(Address of principal executive offices)

(281) 598-1230

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 7, 2015, Independence Contract Drilling, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K dated April 1, 2015 (the “Form 8-K”). Exhibit 16.1 to the Form 8-K incorrectly included a reference to a Form 8-K dated April 7, 2015 rather than April 1, 2015. The purpose of this Current Report on Form 8-K/A is to correct this error in Exhibit 16.1.

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previously Engaged Independent Registered Public Accounting Firm

On April 1, 2015, Independence Contract Drilling, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm. This dismissal was approved by the Company’s Audit Committee.

PWC’s reports on the Company’s financial statements as of and for the year ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through April 1, 2015, PWC’s date of dismissal, there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in their report.

The Company provided PWC with a copy of the above disclosure prior to its filing with the SEC and requested that PWC furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not PWC agrees with the above disclosure, and if not, stating the aspects with which PWC does not agree. A copy of the letter provided by PWC is attached to this Current Report on Form 8-K as Exhibit 16.1.

Engagement of New Independent Registered Public Accounting Firm

On April 6, 2015, the Company, at the direction of the Audit Committee, engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm. During the fiscal years ended December 31, 2014 and December 31, 2013 and from January 1, 2015 through April 6, 2015, BDO’s date of engagement, neither the Company nor anyone acting on its behalf consulted BDO with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission, dated April 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: April 7, 2015	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP addressed to the Securities and Exchange Commission, dated April 7, 2015.